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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Isco, Inc. (the "Company") on Form 10-Q for the period ended October 25, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Allington, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 10 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ROBERT W. ALLINGTON Robert W. Allington Chairman of the Board of Directors and Chief Executive Officer

        In connection with the Quarterly Report of Isco, Inc. (the "Company") on Form 10-Q for the period ended October 25, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vicki L. Benne, Chief Financial Officer of the Company, certify, pursuant to 10 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ VICKI L. BENNE Vicki L. Benne Chief Financial Officer & Treasurer

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002